UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 13, 2026

 North European Oil Royalty Trust
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8245	22-2084119
(State or Other Jurisdiction of Incorporation)	(Commission File Number No.)	(I.R.S. Employer Identification)

5 N. Lincoln Street, Keene, NH 03431
(Address of Principal Executive Offices, and Zip Code)
(732) 741-4008
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	NRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Section 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2026, John R. Van Kirk, Managing Director, informed North European Oil Royalty Trust (the “Trust”) of his decision to retire from his position effective January 30, 2026.  In connection with Mr. Van Kirk’s retirement, effective as of January 30, 2026, Nancy J. Floyd Prue, the Trust’s Managing Trustee, will serve as the Trust’s interim Managing Director during a transition period.

Ms. Floyd Prue, 71, is an active investor, a Chartered Financial Analyst, and an attorney. Ms. Floyd Prue retired from Adams Funds in 2017 where she was a member of the executive team managing $2.7 billion in two closed-ends funds. During her 35 years with Adams Funds, Ms. Floyd Prue served as President and Senior Portfolio Manager of Adams Natural Resources Fund where she specialized in oil and gas investments. Ms. Floyd Prue is a former President and a director of the National Association of Petroleum Investment Analysts. Ms. Floyd Prue has been a Trustee since March 15, 2018 and has served in a non-executive capacity as Managing Trustee since March 13, 2023. She is currently the Vice Chair of the Keswick Multi-Care Board and is a member of the Board of Directors of Keswick Foundation, both non-profit organizations.

There are no arrangements or understandings between Ms. Floyd Prue and any other person pursuant to which she was selected as interim Managing Director, and there are no family relationships between Ms. Floyd Prue and any other Trustee. There are no transactions in which Ms. Floyd Prue has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Floyd Prue is currently compensated in accordance with the Trust’s standard compensation policies and practices for Trustees, which are disclosed in the Trust’s Proxy Statement for its 2026 Annual Meeting of Unit Owners dated January 7, 2026.

Item 7.01.	Regulation FD Disclosure.

On January 16, 2026, the Trust issued a press release announcing Mr. Van Kirk’s retirement. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1.	Press release dated January 16, 2026 announcing the retirement of John R. Van Kirk.

Exhibit 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

/s/ Nancy J. Floyd Prue
Nancy J. Floyd Prue
Managing Director
January 16, 2026

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